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EXHIBIT 10(a)

PREAMBLES

ESTABLISHMENT OF PLAN

Effective May 14, 1992, The Dow Chemical Company (the "Company") has adopted the Executive Supplemental Retirement Plan (the "Plan") as an unfunded program of deferred compensation for executives, which shall include Part A for Non-U.S. Service, Non-Controlled Group Service and/or Non-Covered Controlled Group Service and Part B for a Select Group of Management or Highly Compensated Employees, Board Members, and Employees Whose Benefits are Statutorily Limited. The terms of this Plan supersede the terms of the Executive Supplemental Plan in effect prior to the effective date of this Plan.

Effective January 1, 2003, Part A shall also include other benefits as specifically set forth in Section 3.04 of Part A. Such benefits are in addition to those provided under the Key Employee Insurance Program for any Chief Executive Officers of the Company who return to executive management at the request of the Board of Directors after a period of service as a non-executive Chairman of the Board (hereinafter "Returning CEOs").

PURPOSE

The Company desires to provide certain of its executives and a select group of management employees with supplemental benefits that might otherwise be provided by The Dow Chemical Company Employees' Retirement Plan ("ERP"), but for restrictions of the exclusive benefit rule under Section 401(a) of the Internal Revenue Code (the "Code"), the inability to grant past service to highly compensated Employees without meeting the non-discrimination requirements of Section 401(a)(4) of the Code, and/or the inability to credit service to Employees while employed by a controlled group member not covered by the ERP, and to restore benefits which are reduced under the ERP and The Dow Chemical Company Salaried Employees' Savings Plan ("SESP") due to current and/or future statutory limitations and which are not otherwise provided by any other plan maintained by the Company.

Effective January 1, 2003, the Company also desires to provide Returning CEOs with benefits in addition to those currently provided by the Key Employee Insurance Program.

INTERPRETATION AND GOVERNING LAW

This Plan is intended to constitute an unfunded program maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated Employees consistent with the requirements of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

PART A

FOR NON-U.S. SERVICE
NON-CONTROLLED GROUP SERVICE,
AND/OR NON-COVERED CONTROLLED
GROUP SERVICE

ARTICLE I
DEFINITIONS

1.01
BENEFICIARY shall mean that person or persons designated by the Participant to receive a distribution of any amounts payable due to the death of the Participant and shall be determined consistent with any written designation in effect at the time of death under the ERP.

1.02
COMPANY shall mean The Dow Chemical Company.

1.03
EMPLOYEE shall mean someone who is employed by the Company.

1.04
PARTICIPANT shall mean an Employee who is entitled to a Restricted Benefit under this Plan as determined by the Plan Administrator.

1.05
PLAN YEAR shall mean the twelve (12) month period beginning January 1 and ending December 31.

1.06
RESTRICTED BENEFIT shall mean benefits restricted under the exclusive benefit rule, the inability to grant past service to highly compensated Employees without meeting the non-discrimination requirements of the Code, and/or the inability to credit service to Employees while employed by a controlled group member not covered by the ERP as more specifically described in Article III. Effective January 1, 2003, RESTRICTED BENEFIT shall also mean any additional benefit granted to Returning CEOs as described in Section 3.04 of Article III of this Part A.

1.07
RETIREMENT shall mean the date as of which the Participant actually retires and commences to receive benefits under the ERP.

Additional definitions appear in the Preamble of the Plan.

ARTICLE II
PARTICIPATION

2.01
ELIGIBILITY AND PARTICIPATION

  Each Employee who is participating in DEPP and is specifically named by the Plan Administrator shall be eligible to participate in the Plan. Provided, however, that any Employee who is eligible for and elects to participate in the Key Employee Insurance Program is no longer eligible to participate in this Plan and waives all rights to any benefits under this Plan, except for Returning CEOs as defined herein. Each named Employee shall furnish such information and perform such acts as the Company may require in order to maintain such eligibility.

2.02
MEANING OF PARTICIPATION

  A Participant in the Plan shall be entitled to receive a Restricted Benefit as provided in Article III.

2.03
TERMINATION OF PARTICIPATION

  An otherwise eligible Employee shall cease to actively participate in the Plan upon the earlier of the Participant's Retirement, death, termination of employment, or receipt of written notification that he or she is no longer eligible to participate in the Plan. Thereafter, participation shall continue only for the purpose of receiving a distribution of those Restricted Benefits accrued and vested as of the date the Participant ceased to actively participate in the Plan.

ARTICLE III
RESTRICTED BENEFITS

3.01
RESTRICTION DUE TO INABILITY TO GRANT PAST SERVICE TO
HIGHLY COMPENSATED EMPLOYEES WITHOUT MEETING THE
NON-DISCRIMINATION REQUIREMENTS OF §401(a)(4) OF THE CODE

(a)
The amount of retirement benefits payable under the ERP to certain Employees who transfer from a foreign entity to a U.S. entity covered by the ERP may not include benefits for service rendered while a non-U.S. Employee. The intent of this Section 3.01 is to provide these Employees, as named by the Plan Administrator, additional benefits equal to the value of such Employees' accrued benefits under the foreign plans at the time of transfer.

(b)
The Restricted Benefits payable under Subsection (a) above are subject to the following:

(i)
Restricted Benefits shall be calculated under the terms of the ERP in effect on the earlier of (1) termination or (2) Retirement, with the exception of credited service. Credited service shall be determined according to a method determined by the Plan Administrator.

(ii)
If legally permissible, Participants hereunder shall be required to waive any retirement benefits payable under any foreign plan. If such a waiver is not legally permissible, the value of any retirement benefits received under the foreign plans shall be deducted from any Restricted Benefits payable hereunder. Such value shall be calculated according to a method determined by the Plan Administrator.

(iii)
A Participant's vested interest in his or her Restricted Benefit calculated under this Section 3.01 (i.e., vesting percentage) shall be determined in accordance with the vesting schedule in their current foreign plan. Such vested interest shall be determined by aggregating service earned under the foreign plan and the ERP. In the event a Participant forfeits all or a portion of his or her Restricted Benefit due to the provisions of this Section 3.01, no other Participant shall acquire any right to such forfeited amount except as the Company in its discretion shall provide.

3.02
RESTRICTION DUE TO THE EXCLUSIVE
BENEFIT RULE UNDER §401(a) OF THE CODE

(a)
The amount of credited service and compensation used to calculate retirement benefits under the ERP are limited to the credited service and compensation earned while an Employee of the Company (including all members of the controlled group that have adopted the ERP). The Company, however, transfers Employees to entities that are not members of the controlled group but with which it is affiliated. The intent of this Section 3.02 is to provide such Employees, as named by the Plan Administrator, with additional benefits equal to the benefits such Employee would have earned under the ERP for his or her full period of employment with both controlled group and non-controlled group entities.

(b)
The Restricted Benefits payable under Subsection (a) above are subject to the following:

(i)
Restricted Benefits shall be calculated under the ERP formula in effect on the earlier of (1) termination or (2) Retirement, using the aggregated credited service and compensation earned while an Employee at both controlled and non-controlled group entities. This amount shall be reduced by both the benefit payable under the ERP and the value of any retirement benefits payable under any plan of a non-controlled group employer.

    (ii)
    The value of any retirement benefits payable under any plan of a non-controlled group employer shall be calculated according to a method determined by the Plan Administrator.

3.03
RESTRICTION DUE TO EMPLOYMENT BY A MEMBER OF
THE CONTROLLED GROUP NOT COVERED BY THE ERP

(a)
The amount of credited service and compensation used to calculate retirement benefits under the ERP are limited to the credited service and compensation earned while an Employee of the Company (including all members of the controlled group that have adopted the ERP). However, Employees may be transferred to entities that are members of the controlled group not covered by the ERP. The intent of this Section 3.03 is to provide such Employees, as named by the Plan Administrator, with additional benefits equal to the benefits such Employee would have earned under the ERP for his or her full period of employment with both the Company and the member of the controlled group not covered by the ERP.

(b)
The Restricted Benefits payable under Subsection (a) above are subject to the following:

(i)
Restricted Benefits shall be calculated under the ERP formula in effect on the earlier of (1) termination or (2) Retirement, using the aggregated credited service and compensation earned while an Employee at both the Company and the member of the controlled group not covered by the ERP. This amount shall be reduced by both the benefit payable under the ERP and the value of any retirement benefits payable under any plan of the member of the controlled group not covered by the ERP.

(ii)
The value of any retirement benefits payable under any plan of the controlled group member not covered by the ERP shall be calculated according to a method determined by the Plan Administrator.

3.04
ADDITIONAL RESTRICTED BENEFITS TO RETURNING CEOS
(a)
The amount of the additional Restricted Benefit for Returning CEOs is (i) minus (ii) calculated as follows:

(i)
The amount of benefit calculated under the terms of the Key Employee Insurance Program, modified as follows:

(A)
using the highest three years of compensation, whether or not consecutive; and

(B)
compensation for the calendar years 2003 and 2004 shall be the total of the rates established as of each respective March 1 for (1) the Executive Performance Plan target bonus and (2) the monthly base salary multiplied by twelve, provided that the Returning CEOs do not leave the positions of President and CEO without the prior concurrence of the Board of Directors, if such departure occurs prior to December 31, 2004.

MINUS

(ii)
The amount of benefit calculated under the terms of the Key Employee Insurance Program without modification.

(b)
The additional benefit calculated under the terms of this Section 3.04 must be taken in the same form of payment as benefits payable under the Key Employee Insurance Program.

ARTICLE IV
DISTRIBUTION OF RESTRICTED BENEFITS

4.01
PAYMENT OF RESTRICTED BENEFITS

  Subject to Section 4.02, Restricted Benefits shall become payable to the Participant, or if applicable, the Participant's Beneficiary at the time benefits commence under the ERP.

  (a)
  Restricted Benefits payable under Section 3.01 may be payable in one of the following forms, as elected by the Participant:

  (i)
  In the same optional form as the Participant's ERP benefit; or

  (ii)
  If the lump sum value is less than one hundred thousand dollars ($100,000), in a single lump sum payment. Lump sum value shall be calculated using the UP-1984 Mortality Table and an eight percent (8%) interest rate.
  (b)
  Restricted Benefits payable under Sections 3.02 and 3.03 shall be payable in the same optional form as the Participant's ERP benefit.

4.02
CHANGE IN CONTROL

  Change in Control shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement, provided that, without limitation, a Change in Control shall be deemed to have occurred if:

  (a)
  any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the company's then outstanding securities entitled to vote in the election of directors of the Company; or

  (b)
  during any period of two (2) consecutive years (not including any period prior to the execution of this Plan), individuals who at the beginning of such period constitute the Board of Directors and any new directors, whose election by the Board of Directors or nomination for election by the company's stockholders was approved by a vote of at least three quarters (3/4) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof. A change in control shall not be deemed to be a Change in Control for purposes of this Plan if the Board of Directors has approved such change in control prior to either:

  (i)
  the occurrence of any of the events described in the foregoing clauses (a) and (b), or

  (ii)
  the commencement by any person other than the Company of a tender offer for the Common Stock.

  In the event of such Change of Control, the vested Restricted Benefits under Sections 3.01, 3.02 and 3.03 shall become payable immediately and shall be paid as a single lump sum payment within ninety (90) days of the Change in Control. The value of such single lump sum payment shall be the actuarial equivalent of the monthly Supplemental Retirement Benefit as of the date of Change of Control based upon an 8% interest rate and the UP-1984 Mortality Table.

ARTICLE V
RESTRICTED BENEFITS FUND

5.01
FINANCING OF RESTRICTED BENEFITS

  The entire cost of providing benefits under the Plan shall be paid by the Company out of its current operating budget, and the Company shall not be required under any circumstances to fund its obligations under the Plan. Notwithstanding the foregoing, the Company may, at its sole option, informally fund its obligations under the Plan in whole or in part by the creation of book reserves, the establishment of grantor trust, the purchase of insurance and other assets, or by other means. In no event shall any Participant or Beneficiary have any incidents of ownership to any such insurance contracts or other assets. In addition, no Participant or Beneficiary shall be named a beneficiary under any such insurance contract. If the Company informally funds the Plan, in whole or in part, the manner of such informal funding and the continuance or discontinuance of such informal funding shall be the sole decision of the Company.

5.02
GENERAL CREDITOR

  The Participant shall be regarded as an unsecured general creditor of the Company with respect to any rights derived by the Participant from the existence of this Plan. Title to and beneficial ownership of any Company assets (including any assets that may be held in trust) which may be used to satisfy the Company's obligation for payment of Restricted Benefits shall remain solely the property of the Company.

5.03
LIABILITY OF COMPANY

  Nothing in this Plan shall constitute the creation of a trust or other fiduciary relationship between the Company, its agents, representatives or other Employees dealing with the Plan and the Participant, Beneficiary or any other person. The obligations of the Company under the Plan shall be an unfunded and unsecured promise to pay.

5.04
ASSIGNMENT

  No rights under this Plan may be assigned, transferred, pledged or encumbered by any Participant or Beneficiary. The obligations and rights of the Company under this Plan may be encumbered in the event of the Company's insolvency.

ARTICLE VI
MISCELLANEOUS

6.01
AGREEMENT BINDING

  This Plan shall be binding upon and inure to the benefit of the Company, participating Employees and their respective successors, assigns, heirs, personal representatives, executors, administrators, and legatees.

6.02
ENTIRE AGREEMENT

  This document constitutes the entire agreement and no representations or other actions by a Company Employee or representative may modify the rights and obligations set forth in the Plan.

6.03
NO GUARANTEE OF EMPLOYMENT

  Nothing in this Plan shall be construed as an employment contract or as a guarantee of employment for any period of time.

6.04
GOVERNING LAW

  This Plan shall be construed in accordance with and governed by the laws of the State of Michigan to the extent not superseded by the laws of the United States.

6.05
AMENDMENT AND TERMINATION

  The Company reserves the right to amend the Plan in whole or in part and the right to discontinue the Plan completely subject to the conditions set forth below. Any amendment shall have prospective application only and shall not reduce or impair a Participant's right to Restricted Benefits accrued and vested as of the date such amendment is made. Each Participant shall receive written notice of the amendment or termination of the Plan describing the action taken in detail.

ARTICLE VII
PLAN ADMINISTRATION

7.01
ADMINISTRATION

  This Plan is administered by the Compensation Committee of the Board of Directors of the Company who may delegate any or all of its responsibilities to a Plan Administrator. The Plan Administrator is authorized to construe and interpret all Plan provisions, to adopt rules concerning the implementation of Plan provisions, and to make any determinations necessary or appropriate hereunder which shall be binding and conclusive on all parties except as otherwise provided by the Plan Administrator.

7.02
CLAIMS SUBMISSION AND REVIEW PROCEDURE

  Any disputed claim for benefits must be submitted in writing to the Company. In the event that any claim for benefits hereunder is denied (in whole or in part), the claimant shall receive from the Company, within 90 days after its receipt of the benefit claim, a written notice setting forth the specific reasons for denial, with specific reference to pertinent provisions of this Plan, unless special circumstances require an extension of time for processing the claim. The notice shall be written in a manner calculated to be understood by the claimant. If an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of the initial period. The claimant may make a written request for review of any such denial by the Company within 60 days following the date of such denial. The claimant shall be entitled to submit such issues or comments, in writing or otherwise, as he or she shall consider relevant to a determination of the claim, and may include a request for a hearing in person before the Plan Administrator. Prior to submitting his request, the claimant shall be entitled to review such documents as the Company shall agree are pertinent to his claim. The Plan Administrator shall notify the claimant of its decision in writing no later than 60 days following receipt of the claimant's request, unless specific circumstances require an extension of time for processing, in which case the Plan Administrator's decision shall be rendered no later than 120 days after receipt of such request for review. The interpretations and construction of the Plan by the Plan Administrator shall be binding and conclusive on all persons and for all purposes. Notwithstanding the above, any disagreement may be submitted to the Board of Directors or the Plan Administrator for resolution provided that all interested parties agree to be bound by the decision. No member of the Board of Directors, Company management or the Plan Administrator shall be liable to any person for any action taken hereunder except for those actions undertaken with lack of good faith.

PART B

FOR A SELECT GROUP OF MANAGEMENT OR
HIGHLY COMPENSATED EMPLOYEES, BOARD MEMBERS,
AND EMPLOYEES WHOSE BENEFITS ARE STATUTORILY LIMITED

ARTICLE I
DEFINITIONS

1.01
BENEFICIARY shall mean that person or persons designated by the Participant to receive a distribution of any amounts payable due to the death of the Participant and shall be determined consistent with any written designation in effect at the time of death under the ERP.

1.02
COMPANY shall mean The Dow Chemical Company.

1.03
COMPENSATION shall mean (a) compensation as defined under the ERP which is in excess of the amount of Average Annual Compensation as defined in ERP upon which maximum ERP benefits are calculated, (b) covered compensation granted by the Compensation Committee recognized for supplemental pension purposes but excluded under the ERP, which shall include deferred compensation, (c) non-covered compensation as shall be deemed by the Compensation Committee, such as the value of deferred stock, dividend units, and/or restricted stock awarded under circumstances other than those described in subsection (b) of this Section 1.03 and which do not constitute compensation for purposes of the ERP.

1.04
EMPLOYEE shall mean someone who is employed by the Company.

1.05
PARTICIPANT shall mean an Employee (a) who is a Board member who is an officer or Employee of the Company and who may relinquish line responsibility, (b) whose benefits under the ERP are limited by the Employee Retirement Income Security Act of 1974 (ERISA), or (c) is in a select group of management or is a highly compensated employee who receives forms of compensation that do not constitute compensation as defined in the ERP.

1.06
PLAN YEAR shall mean the twelve (12) month period beginning January 1 and ending December 31.

1.07
RETIREMENT shall mean the date as of which the Participant actually retires and commences to receive benefits under the ERP.

Additional definitions appear in the Preamble of the Plan.

ARTICLE II
PARTICIPATION

2.01
ELIGIBILITY AND PARTICIPATION

  Each Employee who is specifically named by the Plan Administrator shall be eligible to participate in the Plan. Each such Employee shall furnish such information and perform such acts as the Company may require in order to maintain such eligibility.

2.02
MEANING OF PARTICIPATION

  A Participant in the Plan shall be entitled to receive a Supplemental Retirement Benefit as provided in Article III.

2.03
TERMINATION OF PARTICIPATION

  An otherwise eligible Employee shall cease to actively participate in the Plan upon the earlier of the Participant's Retirement, death, termination of employment, or receipt of written notification that he or she is no longer eligible to participate in the Plan. Thereafter, participation shall continue only for the purpose of receiving a distribution of those benefits accrued and vested as of the date the Participant ceased to actively participate in the Plan.

ARTICLE III
SUPPLEMENTAL RETIREMENT BENEFITS

3.01
SUPPLEMENTAL RETIREMENT BENEFITS

  The amount of Supplemental Retirement Benefits payable to a Participant under Part B of this Plan equals the benefit which would be payable to or on behalf of the Participant under the ERP if Compensation as defined in Section 1.03 of the Plan were substituted for compensation as defined in the ERP and the provisions of the ERP providing for the limitation of benefits in accordance with Sections 415 and 401(a)(17) of the Internal Revenue Code were inapplicable, less the benefit actually payable to or on behalf of the Participant under the ERP (and of the benefits under any other private retirement plan deducted therefrom pursuant to Section 9 of Article IV of the ERP).

  If a Participant in this Plan is not a Participant in the ERP, but is covered by another retirement plan or plans maintained by the Company or a subsidiary, a Supplemental Retirement Benefit may be computed and paid based as near as practicable upon the principles set forth in this Section 3.01 as shall be determined by the Plan Administrator.

  A Participant's vested interest in his or her Supplemental Retirement Benefit calculated under this Section 3.01 (i.e., vesting percentage) shall be determined in accordance with the vesting schedule in the ERP.

ARTICLE IV
DISTRIBUTION AND FORM OF
SUPPLEMENTAL RETIREMENT BENEFITS

4.01
PAYMENT OF SUPPLEMENTAL RETIREMENT BENEFITS

  Subject to Section 4.02, Supplemental Retirement Benefits shall become payable to the Participant, or if applicable, the Participant's Beneficiary at the time benefits commence under the ERP.

  (a)
  Supplemental Retirement Benefits payable under Section 3.01 may be payable in one of the following forms, as elected by the Participant:

  (i)
  In the same optional form as the Participant's ERP benefit; or

  (ii)
  If the lump sum value is less than one hundred thousand dollars ($100,000) in a single lump sum payment. Lump sum value shall be calculated using the UP-1984 Mortality Table and an eight percent (8%) interest rate.

4.02
CHANGE IN CONTROL

  Change in Control shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement, provided that, without limitation, a Change in Control shall be deemed to have occurred if:

  (a)
  any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the company's then outstanding securities entitled to vote in the election of directors of the Company; or

  (b)
  during any period of two (2) consecutive years (not including any period prior to the execution of this Plan), individuals who at the beginning of such period constitute the Board of Directors and any new directors, whose election by the Board of Directors or nomination for election by the company's stockholders was approved by a vote of at least three quarters (3/4) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof. A change in control shall not be deemed to be a Change in Control for purposes of this Plan if the Board of Directors has approved such change in control prior to either:

  (i)
  the occurrence of any of the events described in the foregoing clauses (a) and (b), or

  (ii)
  the commencement by any person other than the Company of a tender offer for the Common Stock.

  In the event of such Change of Control, the vested Supplemental Retirement Benefits under Section 3.01 shall become payable immediately and shall be paid as a single lump sum payment within ninety (90) days of the Change in Control. The value of such single lump sum payment shall be the actuarial equivalent of the monthly Supplemental Retirement Benefit as of the date of Change of Control based upon an 8% interest rate and the UP-1984 Mortality Table.

ARTICLE V
SUPPLEMENTAL RETIREMENT BENEFITS FUND

5.01
FINANCING OF SUPPLEMENTAL RETIREMENT BENEFITS

  The entire cost of providing benefits under the Plan shall be paid by the Company out of its current operating budget, and the Company shall not be required under any circumstances to fund its obligations under the Plan. Notwithstanding the foregoing, the Company may, at its sole option, informally fund its obligations under the Plan in whole or in part by the creation of book reserves, the establishment of grantor trust, the purchase of insurance and other assets, or by other means. In no event shall any Participant or Beneficiary have any incidents of ownership to any such insurance contracts or other assets. In addition, no Participant or Beneficiary shall be named a beneficiary under any such insurance contract. If the Company informally funds the Plan, in whole or in part, the manner of such informal funding and the continuance or discontinuance of such informal funding shall be the sole decision of the Company.

5.02
GENERAL CREDITOR

  The Participant shall be regarded as an unsecured general creditor of the Company with respect to any rights derived by the Participant from the existence of this Plan. Title to and beneficial ownership of any Company assets (including any assets that may be held in trust) which may be used to satisfy the Company's obligation for payment of Supplemental Retirement Benefits shall remain solely the property of the Company.

5.03
LIABILITY OF COMPANY

  Nothing in this Plan shall constitute the creation of a trust or other fiduciary relationship between the Company, its agents, representatives or other Employees dealing with the Plan and the Participant, Beneficiary or any other person. The obligations of the Company under the Plan shall be an unfunded and unsecured promise to pay.

5.04
ASSIGNMENT

  No rights under this Plan may be assigned, transferred, pledged or encumbered by any Participant or Beneficiary. The obligations and rights of the Company under this Plan may be encumbered in the event of the Company's insolvency.

5.05
FORFEITURE PROVISIONS

  All rights to any Supplemental Retirement Benefits payable under this Part B of the Plan, including the payment of any unpaid benefit payments shall be immediately forfeited if any of the following events occur:

  (a)
  The Company terminates the Participant for any act of misfeasance or nonfeasance in the performance of his duties.

  (b)
  The Participant enters into competition with the Company without the written permission of the Board of Directors of the Company.

ARTICLE VI
MISCELLANEOUS

6.01
AGREEMENT BINDING

  This Plan shall be binding upon and inure to the benefit of the Company, participating Employees and their respective successors, assigns, heirs, personal representatives, executors, administrators, and legatees.

6.02
ENTIRE AGREEMENT

  This document constitutes the entire agreement and no representations or other actions by a Company Employee or representative may modify the rights and obligations set forth in the Plan.

6.03
NO GUARANTEE OF EMPLOYMENT

  Nothing in this Plan shall be construed as an employment contract or as a guarantee of employment for any period of time.

6.04
GOVERNING LAW

  This Plan shall be construed in accordance with and governed by the laws of the State of Michigan to the extent not superseded by the laws of the United States.

6.05
AMENDMENT AND TERMINATION

  The Company reserves the right to amend the Plan in whole or in part and the right to discontinue the Plan completely subject to the conditions set forth below. Any amendment shall have prospective application only and shall not reduce or impair a Participant's right to Supplemental Retirement Benefits accrued and vested as of the date such amendment is made. Each Participant shall receive written notice of the amendment or termination of the Plan describing the action taken in detail.

ARTICLE VII
PLAN ADMINISTRATION

7.01
ADMINISTRATION

  This Plan is administered by the Compensation Committee of the Board of Directors of the Company who may delegate any or all of its responsibilities to a Plan Administrator. The Plan Administrator is authorized to construe and interpret all Plan provisions, to adopt rules concerning the implementation of Plan provisions, and to make any determinations necessary or appropriate hereunder which shall be binding and conclusive on all parties except as otherwise provided by the Plan Administrator.

7.02
CLAIMS SUBMISSION AND REVIEW PROCEDURE

  Any disputed claim for benefits must be submitted in writing to the Company. In the event that any claim for benefits hereunder is denied (in whole or in part), the claimant shall receive from the Company, within 90 days after its receipt of the benefit claim, a written notice setting forth the specific reasons for denial, with specific reference to pertinent provisions of this Plan, unless special circumstances require an extension of time for processing the claim. The notice shall be written in a manner calculated to be understood by the claimant. If an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of the initial period. The claimant may make a written request for review of any such denial by the Company within 60 days following the date of such denial. The claimant shall be entitled to submit such issues or comments, in writing or otherwise, as he or she shall consider relevant to a determination of the claim, and may include a request for a hearing in person before the Plan Administrator. Prior to submitting his request, the claimant shall be entitled to review such documents as the Company shall agree are pertinent to his claim. The Plan Administrator shall notify the claimant of its decision in writing no later than 60 days following receipt of the claimant's request, unless specific circumstances require an extension of time for processing, in which case the Plan Administrator's decision shall be rendered no later than 120 days after receipt of such request for review. The interpretations and construction of the Plan by the Plan Administrator shall be binding and conclusive on all persons and for all purposes. Notwithstanding the above, any disagreement may be submitted to the Board of Directors or the Plan Administrator for resolution provided that all interested parties agree to be bound by the decision. No member of the Board of Directors, Company management, or the Plan Administrator shall be liable to any person for any action taken hereunder except for those actions undertaken with lack of good faith.

  IN WITNESS WHEREOF, this Plan has been executed at Midland, Michigan, this 14th day of May, 1992.

THE DOW CHEMICAL COMPANY

By:

Its:

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  EXHIBIT 10(a)